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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 27, 1997
                        (Date of earliest event reported)


                        Marsh & McLennan Companies, Inc.
             (Exact name of Registrant as specified in its charter)


           Delaware                 1-5998                36-266-8272
           (State of         (Commission File No.)       (IRS Employer
        Incorporation)                                Identification No.)

                           1166 Avenue of the Americas
                               New York, New York
                    (Address of principal executive offices)

                                      10036
                                   (zip code)

                                 (212) 345-5000
              (Registrant's telephone number, including area code)

                       Exhibit Index is located on Page 6
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Item 2.     Acquisition or Disposition of Assets

            On March 27, 1997, Marsh & McLennan Companies, Inc. (the "Registrant") consummated a strategic business combination with Johnson & Higgins ("J&H"), pursuant to a Stock Purchase Agreement, dated as of March 12, 1997 and amended as of March 27, 1997 (the "Stock Purchase Agreement"), among J&H, the stockholders of J&H, and the Registrant, whereby the Registrant purchased from the stockholders of J&H all outstanding shares of common stock of J&H (the "Transaction") and J&H became a wholly owned subsidiary of the Registrant. Pursuant to the terms of the Stock Purchase Agreement, the total Transaction payments to be made by the Registrant are approximately $1.8 billion, one-third payable in cash and two-thirds payable in the Registrant's common stock, par value $1.00 per share. The terms of the Transaction were determined as a result of arms' length negotiations.

            The Registrant obtained the funds necessary to finance the cash portion of the Transaction paid at the closing through a commercial paper facility and expects to refinance such borrowings with bank financings in the near future. The Registrant expects to finance any additional payments to be made in connection with the Transaction with commercial paper or bank financings.

            Established in New York in 1845, J&H is the leading privately held insurance services and employee benefit consulting firm in the world. In addition to brokerage services, the firm provides risk management and benefit consulting services to clients worldwide. The firm's global network of almost 9,000 employees includes 145 offices in major business centers around the world.

            The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement a copy of which is an exhibit hereto and is incorporated by reference herein in its entirety.

Cautionary Statement Regarding Forward-Looking Information

            All statements contained in the pro forma financial information filed as an exhibit to this report, other than statements of historical facts, which address activities, events or developments that the Registrant expects or anticipates will or may occur in the future, including statements related to anticipated future savings, are forward-looking statements. For a description of certain important factors that could cause actual results to differ materially from those expressed in any forward-looking statements contained herein, reference is made to Item 5 of the Company's Current Report on Form 8-K, dated March 14, 1997, which has been filed with the Securities and Exchange Commission.


                                  2
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            The audited consolidated financial statements of J&H for the year ended December 31, 1996 is filed as an exhibit hereto. A copy of the manually signed accountant's report required to be filed herewith is filed as an exhibit hereto.

      (b)   Pro Forma Financial Information.

            The pro forma financial data required to be filed herewith is filed as an exhibit hereto.

      (c)   Exhibits

            2(a) Stock Purchase Agreement, dated as of March 12, 1997, by and among the Registrant, J&H and the stockholders of J&H.(1)

            2(b) First Amendment to the Stock Purchase Agreement, dated as of March 27, 1997, by and among the Registrant, J&H and the stockholders of J&H.

            4(a) Registration Rights Agreement, dated as of March 12, 1997, by and among the Registrant and the stockholders of J&H.(2)

            4(b) First Amendment to the Registration Rights Agreement, dated as of March 27, 1997, by and among the Registrant and the stockholders of J&H.

            23(a) Consent of Arthur Andersen LLP.

--------

(1) Incorporated by reference to Exhibit 2(a) of the Registrant's Form 8-K, dated March 14, 1997 (File # 1-5998).

(2) Incorporated by reference to Exhibit 4(a) of the Registrant's Form 8-K, dated March 14, 1997 (File # 1-5998).


                                  3
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            99(a) Consolidated Financial Statements of J&H.
                  -Report of Independent Public Accountants
                  -Consolidated Balance Sheet as of December 31, 1996 -Consolidated Statements of Income, Changes in
                     Stockholders' Equity and Cash Flows for the year ended December 31, 1996
                  -Notes to Consolidated Financial Statements

            99(b) Unaudited Pro Forma Condensed Combined Financial Statements.


                                  4
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                              SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARSH & McLENNAN COMPANIES, INC.


                              By: /s/ Gregory Van Gundy
                                  ---------------------
                                  Name:  Gregory Van Gundy
                                  Title:    Secretary

Date:  April 7, 1997


                                  5
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                                  EXHIBIT INDEX


Exhibit No.
-----------

   2(a) Stock Purchase Agreement, dated as of March 12, 1997, by and among the Registrant, J&H and the stockholders of J&H.(1)

   2(b) First Amendment to the Stock Purchase Agreement, dated as of March 27, 1997, by and among the Registrant, J&H and the stockholders of J&H.

   4(a) Registration Rights Agreement, dated March 12, 1997, by and among the Registrant and the stockholders of J&H.(2)

   4(b) First Amendment to the Registration Rights Agreement, dated as of March 27, 1997, by and among the Registrant and the stockholders of J&H.

   23(a)       Consent of Arthur Andersen LLP.

   99(a)       Consolidated Financial Statements of J&H.
               -Report of Independent Public Accountants
               -Consolidated Balance Sheet as of December 31, 1996 -Consolidated Statements of Income, Changes in
                 Stockholders' Equity and Cash Flows for the year ended December 31, 1996
               -Notes to Consolidated Financial Statements

   99(b)       Unaudited Pro Forma Condensed Combined Financial Statements.



--------

(1) Incorporated by reference to Exhibit 2(a) of the Registrant's Form 8-K, dated March 14, 1997 (File # 1-5998).

(2) Incorporated by reference to Exhibit 4(a) of the Registrant's Form 8-K, dated March 14, 1997 (File # 1-5998).


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